EXHIBIT  23.2

                          INDEPENDENT AUDITORS' CONSENT

Securities  and  Exchange  Commission
Washington,  D.C.

We consent to the use in this Registration Statement of Henley Ventures, Inc. on Form SB-2, of our report dated December 16, 2004, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Summary Financial Information" and "Experts" in this Prospectus.


"Cordovano  and  Honeck,  LLP"

Cordovano  and  Honeck,  LLP
(formerly  Cordovano  and  Honeck,  P.C.)
Denver,  Colorado
January  24,  2005